UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2010 (May 25, 2010)

57TH STREET GENERAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-53977	27-1215274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 409-2434

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On May 25, 2010, 57th Street General Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 5,000,000 Units (“Units”), each Unit consisting of one share of common stock, $.0001 par value per share (“Common Stock”), and a Warrant (“Warrants”) to purchase one share of Common Stock, pursuant to the registration statement on Form S-1 (File No. 333-163134) (“Registration Statement”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000.  Morgan Joseph & Co. Inc. acted as the representative of the several underwriters (“Underwriters”) of the IPO.

Prior to the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 3,700,000 warrants to 57th Street GAC Holdings LLC (“GAC LLC”), a limited liability company controlled by the Company’s officers, directors and advisors, and the Underwriters, generating gross proceeds of $1,850,000.  The warrants sold in the Private Placement (“Private Placement Warrants”) are substantially similar to the Warrants, except that if held by the original holders or their permitted assigns, they (i) may be exercised for cash or on a cashless basis; (ii) are not subject to being called for redemption; and (iii) with respect to Private Placement Warrants held by the Underwriters and beneficially owned by Mark Klein as a result of his being a member of GAC LLC, will expire five years from the effective date of the Registration Statement, or earlier upon redemption or liquidation. In addition, the Private Placement Warrants will be held in escrow until 30 days following the consummation of the initial business transaction.

A total of $50,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of holders of Common Stock contained in the Units sold in the IPO.  Audited financial statements as of May 25, 2010 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.  A copy of the press release issued by the Company announcing the consummation of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01.   Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1   Audited Financial Statements

Exhibit 99.2   Press Release, dated May 25, 2010

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 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2010	57TH STREET GENERAL ACQUISITION CORP.

	By:	/s/ Mark D. Klein
Name: Mark D. Klein
Title: Chairman, President and Chief Executive Officer

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